================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 4, 2002


                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                      000-21531               05-0376157
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                     (860) 779-2800 (Registrant's Telephone
                          Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5. Other Events

        On December 4, 2002 the Company issued a press release announcing its financial results for the fiscal quarter ended October 31, 2002. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements of businesses acquired: Not Applicable

        (b) Pro Forma Financial Information: Not Applicable

        (c) Exhibits.

              Exhibit No.     Description
              -----------     -----------

                 99.1 Press Release, dated December 4, 2002, announcing the Company's financial results for the fiscal quarter ended October 31, 2002.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UNITED NATURAL FOODS, INC.


                                        By: /s/ Todd Weintraub
                                            -----------------------------
                                            Todd Weintraub
                                            Vice President, Treasurer and Chief
                                            Financial Officer

                                        Date:  December 5, 2002


                                  EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------

    99.1 Press Release, dated December 4, 2002, announcing the Company's financial results for the fiscal quarter ended October 31, 2002.